NOTES PAYABLE	12 Months Ended
Sep. 30, 2018
Convertible Debt Disclosure [Abstract]
Convertible Debt Disclosure [Text Block]
14.	NOTES PAYABLE

On July 5, 2017, the Company issued a convertible promissory note (the “Loan Note”) to L2 Capital, LLC (“L2”) in the aggregate principal amount of up to a maximum amount of RMB15,562 (US$2,345), which will be available in five tranches. Each tranche is available to be withdrawn when the specified milestone is achieved. The Loan Note bears interest at 8% per annum and has an original issue discount of approximately 13%. In connection with each draw down of the Loan Note, the Company should issue its common stocks, for an aggregate maximum of 293,087 shares (“Commitment Shares”). The Loan Note matures six months from the date of each draw down, and the principal is repaid with a premium ranging from 115% to 130%, depending on the date of repayment. The default repayment premium is 40%. The maturities may be extended for two-week periods upon the prepayment of a percentage portion of the principal then due. The Loan Note must also be repaid in full upon a qualified offering of in excess of US$2,000. The Loan Note is secured by all the assets of the Company located in the United States. As of September 30, 2017, the Company has completed Tranche 1 and Tranche 2 withdrawals with cash proceeds of RMB8,628 (US$1,300) and issued 189,644 shares for Commitment Shares. The aggregate principal of Tranche 1 and Tranche 2 amounted to RMB10,068 (US$1,517).

The Loan Note is convertible to common stock at any time on or after an event of default as defined in the Loan Note agreement at a conversion price equaled to the lowest trading price of the common stock during the 15 trading days prior to the conversion. The holder’s conversion right commenced January 5, 2018, and continued until the Loan Note was paid in full. Through September 30, 2018, the holder has converted an aggregate of US2,388 due under the terms of the Loan Note into an aggregate of 2,963,220 ordinary shares.

The Company evaluated FASB ASC 480-10,
Distinguishing Liabilities from Equity
 to determine the appropriate classification of the Loan Note. The Loan Note will be settled with a variable number of common stocks the monetary value of which is based solely or predominantly on a fixed monetary amount known at inception, and therefore is accounted for as liabilities in accordance with FASB ASC 480-10, no further analysis for FASB ASC 815,
Derivatives and Hedging
 was required. The Company measured the Loan Note initially at fair value, which is accreted up to the amounts expected to be settled (either cash expected to be paid or common stocks expected to be converted) based on the Company’s analysis. At the inception, the Company considered the principal, interests and penalty (default repayment premium) amounts will be very likely to be settled in full by the conversion of common stocks at the maturity of the Loan Note due to the Company’s working capital deficiency situation (note 2), the fair value of the Loan Note is therefore determined and accounted for at the maximum amounts of principal, interest and default repayment premium under the effective interest method. The related debt issuance costs including the original issuance discount, the legal fees and the Commitment Shares are reported in the balance sheet as a direct deduction from the fair value of the Loan Note.

As of September 30, 2018, total amount due on the Loan Note is fully converted into shares of common stock.

The Loan Note was measured subsequently at fair value with changes in fair value recognized in earnings. No changes in fair value was recognized as of September 30, 2018. As of September 30, 2017 and 2018, the balance of Loan Note was
RMB
8,335 and RMBnil, respectively.